                                                                SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement. For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
        INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
        INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
        INVESCO INSURED MUNICIPAL BOND TRUST
        INVESCO INSURED MUNICIPAL INCOME TRUST
        INVESCO INSURED MUNICIPAL SECURITIES
        INVESCO INSURED MUNICIPAL TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
        INVESCO MUNICIPAL PREMIUM INCOME TRUST
        INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
        INVESCO PRIME INCOME TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
        INVESCO QUALITY MUNICIPAL SECURITIES
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By:    /s/ John M. Zerr
               -----------------------------------------------------
        Title: Senior Vice President

        Invesco Advisers, Inc.

        By:    /s/ John M. Zerr
               ----------------------------------------------------

        Title: Senior Vice President
                                                             as of July 18, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco California Tax-Free Income Fund*
           Class A Shares                       Contractual      0.85%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.35%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.35%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.60%          February 12, 2010         June 30, 2012

Invesco Core Plus Bond Fund
           Class A Shares                       Contractual      0.75%             June 6, 2011           June 30, 2013
           Class B Shares                       Contractual      1.50%             June 6, 2011           June 30, 2013
           Class C Shares                       Contractual      1.50%             June 6, 2011           June 30, 2013
           Class R Shares                       Contractual      1.00%             June 6, 2011           June 30, 2013
           Class Y Shares                       Contractual      0.50%             June 6, 2011           June 30, 2013
           Institutional Class Shares           Contractual      0.50%             June 6, 2011           June 30, 2013

Invesco Dividend Growth Securities Fund*
           Class A Shares                       Contractual      0.95%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.70%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.70%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.70%          February 12, 2010         June 30, 2012

Invesco Equally-Weighted S&P 500 Fund*
           Class A Shares                       Contractual      0.75%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.50%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.50%          February 12, 2010         June 30, 2012
           Class R Shares                       Contractual      1.00%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.50%          February 12, 2010         June 30, 2012

Invesco Floating Rate Fund
           Class A Shares                       Contractual      1.50%            April 14, 2006        December 31, 2011
           Class C Shares                       Contractual      2.00%            April 14, 2006        December 31, 2011
           Class R Shares                       Contractual      1.75%            April 14, 2006        December 31, 2011
           Class Y Shares                       Contractual      1.25%           October 3, 2008        December 31, 2011
           Institutional Class Shares           Contractual      1.25%            April 14, 2006        December 31, 2011

Invesco S&P 500 Index Fund*
           Class A Shares                       Contractual      0.65%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.40%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.40%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.40%          February 12, 2010         June 30, 2012

Invesco Select Real Estate Income Fund
           Class A Shares                       Contractual      2.00%             July 1, 2009         December 31, 2011
           Class B Shares                       Contractual      2.75%             July 1, 2009         December 31, 2011
           Class C Shares                       Contractual      2.75%             July 1, 2009         December 31, 2011
           Class Y Shares                       Contractual      1.75%             July 1, 2009         December 31, 2011
           Institutional Class Shares           Contractual      1.75%             July 1, 2009         December 31, 2011


Invesco Structured Core Fund
           Class A Shares                       Contractual      1.00%             July 1, 2009           June 30, 2012
           Class B Shares                       Contractual      1.75%             July 1, 2009           June 30, 2012
           Class C Shares                       Contractual      1.75%             July 1, 2009           June 30, 2012
           Class R Shares                       Contractual      1.25%             July 1, 2009           June 30, 2012
           Class Y Shares                       Contractual      0.75%             July 1, 2009           June 30, 2012
           Investor Class Shares                Contractual      1.00%             July 1, 2009           June 30, 2012
           Institutional Class Shares           Contractual      0.75%             July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Van Kampen American Franchise Fund*
           Class A Shares                       Contractual      1.05%             May 23, 2011           June 30, 2013
           Class B Shares                       Contractual      1.22%(8)          May 23, 2011           June 30, 2013
           Class C Shares                       Contractual      1.80%             May 23, 2011           June 30, 2013
           Class R Shares                       Contractual      1.30%             May 23, 2011           June 30, 2013
           Class Y Shares                       Contractual      0.80%             May 23, 2011           June 30, 2013
           Institutional Class Shares           Contractual      0.80%             May 23, 2011           June 30, 2013

Invesco Van Kampen Equity and Income Fund*
           Class A Shares                       Contractual      0.82%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      0.95%(8)       February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.57%          February 12, 2010         June 30, 2012
           Class R Shares                       Contractual      1.07%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.57%          February 12, 2010         June 30, 2012
           Institutional Class Shares           Contractual      0.57%          February 12, 2010         June 30, 2012

Invesco Van Kampen Growth and Income Fund*
           Class A Shares                       Contractual      0.88%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.63%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.63%          February 12, 2010         June 30, 2012
           Class R Shares                       Contractual      1.13%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.63%          February 12, 2010         June 30, 2012
           Institutional Class Shares           Contractual      0.63%          February 12, 2010         June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free
Income Fund*
           Class A Shares                       Contractual      1.13%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.88%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.88%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.88%          February 12, 2010         June 30, 2012

Invesco Van Kampen Small Cap Growth Fund*
           Class A Shares                       Contractual      1.38%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      2.13%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      2.13%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      1.13%          February 12, 2010         June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Capital Development Fund
           Class A Shares                       Contractual      2.00%            July 1, 2009          February 28, 2012
           Class B Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class C Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class R Shares                       Contractual      2.25%            July 1, 2009          February 28, 2012
           Class Y Shares                       Contractual      1.75%            July 1, 2009          February 28, 2012
           Investor Class Shares                Contractual      2.00%            July 1, 2009          February 28, 2012
           Institutional Class Shares           Contractual      1.75%            July 1, 2009          February 28, 2012

Invesco Charter Fund
           Class A Shares                       Contractual      2.00%            July 1, 2009          February 28, 2012
           Class B Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class C Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class R Shares                       Contractual      2.25%            July 1, 2009          February 28, 2012
           Class S Shares                       Contractual      1.90%         September 25, 2009       February 28, 2012
           Class Y Shares                       Contractual      1.75%            July 1, 2009          February 28, 2012
           Institutional Class Shares           Contractual      1.75%            July 1, 2009          February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Constellation Fund
           Class A Shares                       Contractual      2.00%            July 1, 2009          February 28, 2012
           Class B Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class C Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class R Shares                       Contractual      2.25%            July 1, 2009          February 28, 2012
           Class Y Shares                       Contractual      1.75%            July 1, 2009          February 28, 2012
           Institutional Class Shares           Contractual      1.75%            July 1, 2009          February 28, 2012

Invesco Disciplined Equity Fund
           Class Y Shares                       Contractual      1.75%           July 14, 2009          February 28, 2012

Invesco Diversified Dividend Fund
           Class A Shares                       Contractual      0.95%           July 18, 2011            June 30, 2013
           Class B Shares                       Contractual      1.70%           July 18, 2011            June 30, 2013
           Class C Shares                       Contractual      1.70%           July 18, 2011            June 30, 2013
           Class R Shares                       Contractual      1.20%           July 18, 2011            June 30, 2013
           Class Y Shares                       Contractual      0.70%           July 18, 2011            June 30, 2013
           Investor Class Shares                Contractual      0.95%           July 18, 2011            June 30, 2013
           Institutional Class Shares           Contractual      0.70%           July 18, 2011            June 30, 2013

Invesco Summit Fund
           Class A Shares                       Contractual      2.00%            July 1, 2009          February 28, 2012
           Class B Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class C Shares                       Contractual      2.75%            July 1, 2009          February 28, 2012
           Class P Shares                       Contractual      1.85%            July 1, 2009          February 28, 2012
           Class S Shares                       Contractual      1.90%         September 25, 2009       February 28, 2012
           Class Y Shares                       Contractual      1.75%            July 1, 2009          February 28, 2012
           Institutional Class Shares           Contractual      1.75%            July 1, 2009          February 28, 2012

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco European Small Company Fund
           Class A Shares                       Contractual      2.25%            July 1, 2009            April 30, 2012
           Class B Shares                       Contractual      3.00%            July 1, 2009            April 30, 2012
           Class C Shares                       Contractual      3.00%            July 1, 2009            April 30, 2012
           Class Y Shares                       Contractual      2.00%            July 1, 2009            April 30, 2012

Invesco Global Core Equity Fund
           Class A Shares                       Contractual      1.25%            May 23, 2011            June 30, 2013
           Class B Shares                       Contractual      1.52%(8)         May 23, 2011            June 30, 2013
           Class C Shares                       Contractual      2.00%            May 23, 2011            June 30, 2013
           Class R Shares                       Contractual      1.50%            May 23, 2011            June 30, 2013
           Class Y Shares                       Contractual      1.00%            May 23, 2011            June 30, 2013
           Institutional Class Shares           Contractual      1.00%            May 23, 2011            June 30, 2013

Invesco International Small Company Fund
           Class A Shares                       Contractual      2.25%            July 1, 2009            April 30, 2012
           Class B Shares                       Contractual      3.00%            July 1, 2009            April 30, 2012
           Class C Shares                       Contractual      3.00%            July 1, 2009            April 30, 2012
           Class Y Shares                       Contractual      2.00%            July 1, 2009            April 30, 2012
           Institutional Class Shares           Contractual      2.00%            July 1, 2009            April 30, 2012

Invesco Small Cap Equity Fund
           Class A Shares                       Contractual      2.00%            July 1, 2009            April 30, 2012
           Class B Shares                       Contractual      2.75%            July 1, 2009            April 30, 2012
           Class C Shares                       Contractual      2.75%            July 1, 2009            April 30, 2012
           Class R Shares                       Contractual      2.25%            July 1, 2009            April 30, 2012
           Class Y Shares                       Contractual      1.75%            July 1, 2009            April 30, 2012
           Institutional Class Shares           Contractual      1.75%            July 1, 2009            April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Balanced-Risk Retirement 2020 Fund(2)
           Class A Shares                       Contractual      0.25%           November 4, 2009         April 30, 2012
           Class A5 Shares                      Contractual      0.25%          February 12, 2010         April 30, 2012
           Class B Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C5 Shares                      Contractual      1.00%          February 12, 2010         April 30, 2012
           Class R Shares                       Contractual      0.50%           November 4, 2009         April 30, 2012
           Class R5 Shares                      Contractual      0.50%          February 12, 2010         April 30, 2012
           Class Y Shares                       Contractual      0.00%           November 4, 2009         April 30, 2012
           Institutional Class Shares           Contractual      0.00%           November 4, 2009         April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund(3)
           Class A Shares                       Contractual      0.25%           November 4, 2009         April 30, 2012
           Class A5 Shares                      Contractual      0.25%          February 12, 2010         April 30, 2012
           Class B Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C5 Shares                      Contractual      1.00%          February 12, 2010         April 30, 2012
           Class R Shares                       Contractual      0.50%           November 4, 2009         April 30, 2012
           Class R5 Shares                      Contractual      0.50%          February 12, 2010         April 30, 2012
           Class Y Shares                       Contractual      0.00%           November 4, 2009         April 30, 2012
           Institutional Class Shares           Contractual      0.00%           November 4, 2009         April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund(4)
           Class A Shares                       Contractual      0.25%           November 4, 2009         April 30, 2012
           Class A5 Shares                      Contractual      0.25%          February 12, 2010         April 30, 2012
           Class B Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C5 Shares                      Contractual      1.00%          February 12, 2010         April 30, 2012
           Class R Shares                       Contractual      0.50%           November 4, 2009         April 30, 2012
           Class R5 Shares                      Contractual      0.50%          February 12, 2010         April 30, 2012
           Class Y Shares                       Contractual      0.00%           November 4, 2009         April 30, 2012
           Institutional Class Shares           Contractual      0.00%           November 4, 2009         April 30, 2012

Invesco Balanced-Risk Retirement 2050 Fund(5)
           Class A Shares                       Contractual      0.25%           November 4, 2009         April 30, 2012
           Class A5 Shares                      Contractual      0.25%          February 12, 2010         April 30, 2012
           Class B Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C Shares                       Contractual      1.00%           November 4, 2009         April 30, 2012
           Class C5 Shares                      Contractual      1.00%          February 12, 2010         April 30, 2012
           Class R Shares                       Contractual      0.50%           November 4, 2009         April 30, 2012
           Class R5 Shares                      Contractual      0.50%          February 12, 2010         April 30, 2012
           Class Y Shares                       Contractual      0.00%           November 4, 2009         April 30, 2012
           Institutional Class Shares           Contractual      0.00%           November 4, 2009         April 30, 2012

Invesco Balanced-Risk Retirement Now Fund(6)
           Class A Shares                       Contractual      0.25%           November 4, 2009          June 30, 2012
           Class A5 Shares                      Contractual      0.25%          February 12, 2010          June 30, 2012
           Class B Shares                       Contractual      1.00%           November 4, 2009          June 30, 2012
           Class C Shares                       Contractual      1.00%           November 4, 2009          June 30, 2012
           Class C5 Shares                      Contractual      1.00%          February 12, 2010          June 30, 2012
           Class R Shares                       Contractual      0.50%           November 4, 2009          June 30, 2012
           Class R5 Shares                      Contractual      0.50%          February 12, 2010          June 30, 2012
           Class Y Shares                       Contractual      0.00%           November 4, 2009          June 30, 2012
           Institutional Class Shares           Contractual      0.00%           November 4, 2009          June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Convertible Securities Fund*
           Class A Shares                       Contractual      1.11%            May 23, 2011            June 30, 2012
           Class B Shares                       Contractual      1.86%            May 23, 2011            June 30, 2012
           Class C Shares                       Contractual      1.86%            May 23, 2011            June 30, 2012
           Class Y Shares                       Contractual      0.86%            May 23, 2011            June 30, 2012
           Institutional Class Shares           Contractual      0.86%            May 23, 2011            June 30, 2012

Invesco Global Equity Fund
           Class A Shares                       Contractual      2.25%            July 1, 2009            April 30, 2012
           Class B Shares                       Contractual      3.00%            July 1, 2009            April 30, 2012
           Class C Shares                       Contractual      3.00%            July 1, 2009            April 30, 2012
           Class R Shares                       Contractual      2.50%            July 1, 2009            April 30, 2012
           Class Y Shares                       Contractual      2.00%            July 1, 2009            April 30, 2012
           Institutional Class Shares           Contractual      2.00%            July 1, 2009            April 30, 2012

Invesco Growth Allocation Fund
           Class A Shares                       Contractual      0.37%            June 6, 2011            June 30, 2012
           Class B Shares                       Contractual      1.12%            June 6, 2011            June 30, 2012
           Class C Shares                       Contractual      1.12%            June 6, 2011            June 30, 2012
           Class R Shares                       Contractual      0.62%            June 6, 2011            June 30, 2012
           Class S Shares                       Contractual      0.27%            June 6, 2011            June 30, 2012
           Class Y Shares                       Contractual      0.12%            June 6, 2011            June 30, 2012
           Institutional Class Shares           Contractual      0.12%            June 6, 2011            June 30, 2012

Invesco Income Allocation Fund
           Class A Shares                       Contractual      0.28%            July 1, 2009            April 30, 2012
           Class B Shares                       Contractual      1.03%            July 1, 2009            April 30, 2012
           Class C Shares                       Contractual      1.03%            July 1, 2009            April 30, 2012
           Class R Shares                       Contractual      0.53%            July 1, 2009            April 30, 2012
           Class Y Shares                       Contractual      0.03%            July 1, 2009            April 30, 2012
           Institutional Class Shares           Contractual      0.03%            July 1, 2009            April 30, 2012

Invesco International Allocation Fund
           Class A Shares                       Contractual      0.43%            July 1, 2009            April 30, 2012
           Class B Shares                       Contractual      1.18%            July 1, 2009            April 30, 2012
           Class C Shares                       Contractual      1.18%            July 1, 2009            April 30, 2012
           Class R Shares                       Contractual      0.68%            July 1, 2009            April 30, 2012
           Class Y Shares                       Contractual      0.18%            July 1, 2009            April 30, 2012
           Institutional Class Shares           Contractual      0.18%            July 1, 2009            April 30, 2012

Invesco Mid Cap Core Equity Fund
           Class A Shares                       Contractual      2.00%            July 1, 2009            April 30, 2012
           Class B Shares                       Contractual      2.75%            July 1, 2009            April 30, 2012
           Class C Shares                       Contractual      2.75%            July 1, 2009            April 30, 2012
           Class R Shares                       Contractual      2.25%            July 1, 2009            April 30, 2012
           Class Y Shares                       Contractual      1.75%            July 1, 2009            April 30, 2012
           Institutional Class Shares           Contractual      1.75%            July 1, 2009            April 30, 2012

Invesco Moderate Allocation Fund
           Class A Shares                       Contractual      0.37%            July 1, 2009            June 30, 2012
           Class B Shares                       Contractual      1.12%            July 1, 2009            June 30, 2012
           Class C Shares                       Contractual      1.12%            July 1, 2009            June 30, 2012
           Class R Shares                       Contractual      0.62%            July 1, 2009            June 30, 2012
           Class S Shares                       Contractual      0.27%         September 25, 2009         June 30, 2012
           Class Y Shares                       Contractual      0.12%            July 1, 2009            June 30, 2012
           Institutional Class Shares           Contractual      0.12%            July 1, 2009            June 30, 2012

Invesco Moderately  Conservative Allocation
Fund
           Class A Shares                       Contractual      0.39%            July 1, 2009            June 30, 2012
           Class B Shares                       Contractual      1.14%            July 1, 2009            June 30, 2012
           Class C Shares                       Contractual      1.14%            July 1, 2009            June 30, 2012
           Class R Shares                       Contractual      0.64%            July 1, 2009            June 30, 2012
           Class S Shares                       Contractual      0.29%            June 6, 2011            June 30, 2012
           Class Y Shares                       Contractual      0.14%            July 1, 2009            June 30, 2012
           Institutional Class Shares           Contractual      0.14%            July 1, 2009            June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Small Cap Growth Fund
           Class A Shares                       Contractual      2.00%             July 1, 2009           April 30, 2012
           Class B Shares                       Contractual      2.75%             July 1, 2009           April 30, 2012
           Class C Shares                       Contractual      2.75%             July 1, 2009           April 30, 2012
           Class R Shares                       Contractual      2.25%             July 1, 2009           April 30, 2012
           Class Y Shares                       Contractual      1.75%             July 1, 2009           April 30, 2012
           Investor Class Shares                Contractual      2.00%             July 1, 2009           April 30, 2012
           Institutional Class Shares           Contractual      1.75%             July 1, 2009           April 30, 2012

Invesco Van Kampen Leaders Fund*
           Class A Shares                       Contractual      0.50%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.25%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.25%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.25%          February 12, 2010         June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund*
           Class A Shares                       Contractual      0.96%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.71%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.71%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.71%          February 12, 2010         June 30, 2012
           Institutional Class Shares           Contractual      0.71%          February 12, 2010         June 30, 2012

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Asia Pacific Growth Fund
           Class A Shares                       Contractual      2.25%             July 1, 2009         February 28, 2012
           Class B Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class C Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class Y Shares                       Contractual      2.00%             July 1, 2009         February 28, 2012

Invesco European Growth Fund
           Class A Shares                       Contractual      2.25%             July 1, 2009         February 28, 2012
           Class B Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class C Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class R Shares                       Contractual      2.50%             July 1, 2009         February 28, 2012
           Class Y Shares                       Contractual      2.00%             July 1, 2009         February 28, 2012
           Investor Class Shares                Contractual      2.25%             July 1, 2009         February 28, 2012

Invesco Global Growth Fund
           Class A Shares                       Contractual      2.25%             May 23, 2011         February 28, 2012
           Class B Shares                       Contractual      3.00%             May 23, 2011         February 28, 2012
           Class C Shares                       Contractual      3.00%             May 23, 2011         February 28, 2012
           Class Y Shares                       Contractual      2.00%             May 23, 2011         February 28, 2012
           Institutional Class Shares           Contractual      2.00%             May 23, 2011         February 28, 2012

Invesco Global Small & Mid Cap Growth Fund
           Class A Shares                       Contractual      2.25%             July 1, 2009         February 28, 2012
           Class B Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class C Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class Y Shares                       Contractual      2.00%             July 1, 2009         February 28, 2012
           Institutional Class Shares           Contractual      2.00%             July 1, 2009         February 28, 2012

Invesco International Core Equity Fund
           Class A Shares                       Contractual      2.25%             July 1, 2009         February 28, 2012
           Class B Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class C Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class R Shares                       Contractual      2.50%             July 1, 2009         February 28, 2012
           Class Y Shares                       Contractual      2.00%             July 1, 2009         February 28, 2012
           Investor Class Shares                Contractual      2.25%             July 1, 2009         February 28, 2012
           Institutional Class Shares           Contractual      2.00%             July 1, 2009         February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco International Growth Fund
           Class A Shares                       Contractual      1.40%             May 23, 2011           June 30, 2013
           Class B Shares                       Contractual      2.15%             May 23, 2011           June 30, 2013
           Class C Shares                       Contractual      2.15%             May 23, 2011           June 30, 2013
           Class R Shares                       Contractual      1.65%             May 23, 2011           June 30, 2013
           Class Y Shares                       Contractual      1.15%             May 23, 2011           June 30, 2013
           Institutional Class Shares           Contractual      1.15%             May 23, 2011           June 30, 2013

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Balanced-Risk Allocation Fund(7)
           Class A Shares                       Contractual      1.04%           November 4, 2009       February 28, 2012
           Class B Shares                       Contractual      1.79%           November 4, 2009       February 28, 2012
           Class C Shares                       Contractual      1.79%           November 4, 2009       February 28, 2012
           Class R Shares                       Contractual      1.29%           November 4, 2009       February 28, 2012
           Class Y Shares                       Contractual      0.79%           November 4, 2009       February 28, 2012
           Institutional Class Shares           Contractual      0.79%           November 4, 2009       February 28, 2012

Invesco Balanced-Risk Commodity Strategy
Fund(10)
           Class A Shares                       Contractual      1.22%          November 29, 2010       February 28, 2012
           Class B Shares                       Contractual      1.97%          November 29, 2010       February 28, 2012
           Class C Shares                       Contractual      1.97%          November 29, 2010       February 28, 2012
           Class R Shares                       Contractual      1.47%          November 29, 2010       February 28, 2012
           Class Y Shares                       Contractual      0.97%          November 29, 2010       February 28, 2012
          Institutional Class Shares            Contractual      0.97%          November 29, 2010       February 28, 2012

Invesco China Fund
           Class A Shares                       Contractual      2.25%             July 1, 2009         February 28, 2012
           Class B Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class C Shares                       Contractual      3.00%             July 1, 2009         February 28, 2012
           Class Y Shares                       Contractual      2.00%             July 1, 2009         February 28, 2012
           Institutional Class Shares           Contractual      2.00%             July 1, 2009         February 28, 2012

Invesco Commodities Strategy Fund(11)
           Class A Shares                       Contractual      1.25%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      2.00%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      2.00%          February 12, 2010         June 30, 2012
           Class R Shares                       Contractual      1.50%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      1.00%          February 12, 2010         June 30, 2012
           Institutional Class Shares           Contractual      1.00%          February 12, 2010         June 30, 2012

Invesco Developing Markets Fund
           Class A Shares                       Contractual      2.10%             May 23, 2011           June 30, 2012
           Class B Shares                       Contractual      2.85%             May 23, 2011           June 30, 2012
           Class C Shares                       Contractual      2.85%             May 23, 2011           June 30, 2012
           Class Y Shares                       Contractual      1.85%             May 23, 2011           June 30, 2012
           Institutional Class Shares           Contractual      1.85%             May 23, 2011           June 30, 2012

Invesco Emerging Markets Equity Fund
           Class A Shares                       Contractual      1.85%             May 11, 2011           June 30, 2012
           Class C Shares                       Contractual      2.60%             May 11, 2011           June 30, 2012
           Class R Shares                       Contractual      2.10%             May 11, 2011           June 30, 2012
           Class Y Shares                       Contractual      1.60%             May 11, 2011           June 30, 2012
           Institutional Class Shares           Contractual      1.60%             May 11, 2011           June 30, 2012

Invesco   Emerging  Market  Local  Currency
Debt Fund
           Class A Shares                       Contractual      1.24%            June 14, 2010         February 28, 2012
           Class B Shares                       Contractual      1.99%            June 14, 2010         February 28, 2012
           Class C Shares                       Contractual      1.99%            June 14, 2010         February 28, 2012
           Class R Shares                       Contractual      1.49%            June 14, 2010         February 28, 2012
           Class Y Shares                       Contractual      0.99%            June 14, 2010         February 28, 2012
           Institutional Class Shares           Contractual      0.99%            June 14, 2010         February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Endeavor Fund
          Class A Shares                        Contractual      2.00%             July 1, 2009         February 28, 2012
          Class B Shares                        Contractual      2.75%             July 1, 2009         February 28, 2012
          Class C Shares                        Contractual      2.75%             July 1, 2009         February 28, 2012
          Class R Shares                        Contractual      2.25%             July 1, 2009         February 28, 2012
          Class Y Shares                        Contractual      1.75%             July 1, 2009         February 28, 2012
          Institutional Class Shares            Contractual      1.75%             July 1, 2009         February 28, 2012

Invesco Global Advantage Fund*
          Class A Shares                        Contractual      1.41%          February 12, 2010         June 30, 2012
          Class B Shares                        Contractual      2.16%          February 12, 2010         June 30, 2012
          Class C Shares                        Contractual      2.16%          February 12, 2010         June 30, 2012
          Class Y Shares                        Contractual      1.16%          February 12, 2010         June 30, 2012

Invesco Global Health Care Fund
          Class A Shares                        Contractual      1.65%             May 23, 2011           June 30, 2012
          Class B Shares                        Contractual      2.40%             May 23, 2011           June 30, 2012
          Class C Shares                        Contractual      2.40%             May 23, 2011           June 30, 2012
          Class Y Shares                        Contractual      1.40%             May 23, 2011           June 30, 2012
          Investor Class Shares                 Contractual      1.65%             May 23, 2011           June 30, 2012

Invesco International Total Return Fund
          Class A Shares                        Contractual      1.10%            March 31, 2006        February 28, 2012
          Class B Shares                        Contractual      1.85%            March 31, 2006        February 28, 2012
          Class C Shares                        Contractual      1.85%            March 31, 2006        February 28, 2012
          Class Y Shares                        Contractual      0.85%           October 3, 2008        February 28, 2012
          Institutional Class Shares            Contractual      0.85%            March 31, 2006        February 28, 2012

Invesco Pacific Growth Fund*
          Class A Shares                        Contractual      1.88%          February 12, 2010         June 30, 2012
          Class B Shares                        Contractual      2.63%          February 12, 2010         June 30, 2012
          Class C Shares                        Contractual      2.63%          February 12, 2010         June 30, 2012
          Class R Shares                        Contractual      2.13%          February 12, 2010         June 30, 2012
          Class Y Shares                        Contractual      1.63%          February 12, 2010         June 30, 2012
          Institutional Class Shares            Contractual      1.63%             May 23, 2011           June 30, 2012

Invesco Small Companies Fund
          Class A Shares                        Contractual      2.00%             July 1, 2009         February 28, 2012
          Class B Shares                        Contractual      2.75%             July 1, 2009         February 28, 2012
          Class C Shares                        Contractual      2.75%             July 1, 2009         February 28, 2012
          Class R Shares                        Contractual      2.25%             July 1, 2009         February 28, 2012
          Class Y Shares                        Contractual      1.75%             July 1, 2009         February 28, 2012
          Institutional Class Shares            Contractual      1.75%             July 1, 2009         February 28, 2012

Invesco Van Kampen Global Tactical Asset
Allocation Fund*
          Class A Shares                        Contractual      1.20%          February 12, 2010         June 30, 2012
          Class B Shares                        Contractual      1.95%          February 12, 2010         June 30, 2012
          Class C Shares                        Contractual      1.95%          February 12, 2010         June 30, 2012
          Class R Shares                        Contractual      1.45%          February 12, 2010         June 30, 2012
          Class Y Shares                        Contractual      0.95%          February 12, 2010         June 30, 2012
          Institutional Class Shares            Contractual      0.95%          February 12, 2010         June 30, 2012

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Dynamics Fund
           Class A Shares                       Contractual      2.00%             July 1, 2009           June 30, 2012
           Class B Shares                       Contractual      2.75%             July 1, 2009           June 30, 2012
           Class C Shares                       Contractual      2.75%             July 1, 2009           June 30, 2012
           Class R Shares                       Contractual      2.25%             July 1, 2009           June 30, 2012
           Class Y Shares                       Contractual      1.75%             July 1, 2009           June 30, 2012
           Investor Class Shares                Contractual      2.00%             July 1, 2009           June 30, 2012
           Institutional Class Shares           Contractual      1.75%             July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Global Real Estate Fund
           Class A Shares                       Contractual      2.00%             July 1, 2009           June 30, 2012
           Class B Shares                       Contractual      2.75%             July 1, 2009           June 30, 2012
           Class C Shares                       Contractual      2.75%             July 1, 2009           June 30, 2012
           Class R Shares                       Contractual      2.25%             July 1, 2009           June 30, 2012
           Class Y Shares                       Contractual      1.75%             July 1, 2009           June 30, 2012
           Institutional Class Shares           Contractual      1.75%             July 1, 2009           June 30, 2012

Invesco High Yield Fund
           Class A Shares                       Contractual      0.89%             June 6, 2011           June 30, 2013
           Class B Shares                       Contractual      1.64%             June 6, 2011           June 30, 2013
           Class C Shares                       Contractual      1.64%             June 6, 2011           June 30, 2013
           Class Y Shares                       Contractual      0.64%             June 6, 2011           June 30, 2013
           Investor Class Shares                Contractual      0.89%             June 6, 2011           June 30, 2013
           Institutional Class Shares           Contractual      0.64%             June 6, 2011           June 30, 2013

Invesco High Yield Securities Fund*
           Class A Shares                       Contractual      2.13%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      2.63%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      2.73%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      1.88%          February 12, 2010         June 30, 2012

Invesco Municipal Bond Fund
           Class A Shares                       Contractual      0.70%             July 1, 2011           June 30, 2012
           Class B Shares                       Contractual      1.45%             July 1, 2011           June 30, 2012
           Class C Shares                       Contractual      1.45%             July 1, 2011           June 30, 2012
           Class Y Shares                       Contractual      0.45%             July 1, 2011           June 30, 2012
           Investor Class Shares                Contractual      0.70%             July 1, 2011           June 30, 2012

Invesco Real Estate Fund
           Class A Shares                       Contractual      1.55%             May 23, 2011           June 30, 2012
           Class B Shares                       Contractual      2.30%             May 23, 2011           June 30, 2012
           Class C Shares                       Contractual      2.30%             May 23, 2011           June 30, 2012
           Class R Shares                       Contractual      1.80%             May 23, 2011           June 30, 2012
           Class Y Shares                       Contractual      1.30%             May 23, 2011           June 30, 2012
           Investor Class Shares                Contractual      1.55%             May 23, 2011           June 30, 2012
           Institutional Class Shares           Contractual      1.30%             May 23, 2011           June 30, 2012

Invesco Short Term Bond Fund
           Class A Shares                       Contractual      0.56%             June 6, 2011           June 30, 2013
           Class C Shares                       Contractual      0.91%(8)         March 4, 2009           June 30, 2013
           Class R Shares                       Contractual      0.91%            March 4, 2009           June 30, 2013
           Class Y Shares                       Contractual      0.41%            March 4, 2009           June 30, 2013
           Institutional Class Shares           Contractual      0.41%            March 4, 2009           June 30, 2013

Invesco U.S. Government Fund
           Class A Shares                       Contractual      1.03%             June 6, 2011           June 30, 2012
           Class B Shares                       Contractual      1.78%             June 6, 2011           June 30, 2012
           Class C Shares                       Contractual      1.78%             June 6, 2011           June 30, 2012
           Class R Shares                       Contractual      1.28%             June 6, 2011           June 30, 2012
           Class Y Shares                       Contractual      0.78%             June 6, 2011           June 30, 2012
           Investor Class Shares                Contractual      1.03%             June 6, 2011           June 30, 2012
           Institutional Class Shares           Contractual      0.78%             June 6, 3011           June 30, 2012

Invesco Van Kampen Corporate Bond Fund*
           Class A Shares                       Contractual      0.95%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.29%(8)          June 6, 2011           June 30, 2012
           Class C Shares                       Contractual      1.65%(8)          June 6, 2011           June 30, 2012
           Class R Shares                       Contractual      1.20%             June 6, 2011           June 30, 2012
           Class Y Shares                       Contractual      0.70%          February 12, 2010         June 30, 2012
           Institutional Class Shares           Contractual      0.70%          February 12, 2010         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Energy Fund
           Class A Shares                       Contractual      2.00%              July 1, 2009         August 31, 2012
           Class B Shares                       Contractual      2.75%              July 1, 2009         August 31, 2012
           Class C Shares                       Contractual      2.75%              July 1, 2009         August 31, 2012
           Class Y Shares                       Contractual      1.75%              July 1, 2009         August 31, 2012
           Investor Class Shares                Contractual      2.00%              July 1, 2009         August 31, 2012
           Institutional Class Shares           Contractual      1.75%              July 1, 2009         August 31, 2012

Invesco Gold & Precious Metals Fund
           Class A Shares                       Contractual      2.00%              July 1, 2009         August 31, 2012
           Class B Shares                       Contractual      2.75%              July 1, 2009         August 31, 2012
           Class C Shares                       Contractual      2.75%              July 1, 2009         August 31, 2012
           Class Y Shares                       Contractual      1.75%              July 1, 2009         August 31, 2012
           Investor Class Shares                Contractual      2.00%              July 1, 2009         August 31, 2012

Invesco Leisure Fund
           Class A Shares                       Contractual      2.00%              July 1, 2009         August 31, 2012
           Class B Shares                       Contractual      2.75%              July 1, 2009         August 31, 2012
           Class C Shares                       Contractual      2.75%              July 1, 2009         August 31, 2012
           Class R Shares                       Contractual      2.25%              July 1, 2009         August 31, 2012
           Class Y Shares                       Contractual      1.75%              July 1, 2009         August 31, 2012
           Investor Class Shares                Contractual      2.00%              July 1, 2009         August 31, 2012

Invesco Technology Fund
           Class A Shares                       Contractual      1.76%              May 23, 2011          June 30, 2012
           Class B Shares                       Contractual      2.51%              May 23, 2011          June 30, 2012
           Class C Shares                       Contractual      2.51%              May 23, 2011          June 30, 2012
           Class Y Shares                       Contractual      1.51%              May 23, 2011          June 30, 2012
           Investor Class Shares                Contractual      1.76%              May 23, 2011          June 30, 2012
           Institutional Class Shares           Contractual      1.51%              May 23, 2011          June 30, 2012

Invesco Technology Sector Fund*
           Class A Shares                       Contractual      2.00%           February 12, 2010        June 30, 2012
           Class B Shares                       Contractual      2.75%           February 12, 2010        June 30, 2012
           Class C Shares                       Contractual      2.75%           February 12, 2010        June 30, 2012
           Class Y Shares                       Contractual      1.75%           February 12, 2010        June 30, 2012

Invesco U.S. Mid Cap Value Fund*
           Class A Shares                       Contractual      1.27%           February 12, 2010        June 30, 2012
           Class B Shares                       Contractual      2.02%           February 12, 2010        June 30, 2012
           Class C Shares                       Contractual      2.02%           February 12, 2010        June 30, 2012
           Class Y Shares                       Contractual      1.02%           February 12, 2010        June 30, 2012

Invesco Utilities Fund
           Class A Shares                       Contractual      1.32%              May 23, 2011          June 30, 2013
           Class B Shares                       Contractual      2.07%              May 23, 2011          June 30, 2013
           Class C Shares                       Contractual      2.07%              May 23, 2011          June 30, 2013
           Class Y Shares                       Contractual      1.07%              May 23, 2011          June 30, 2013
           Investor Class Shares                Contractual      1.32%              May 23, 2011          June 30, 2013
           Institutional Class Shares           Contractual      1.07%              May 23, 2011          June 30, 2013

Invesco Value Fund*
           Class A Shares                       Contractual      1.25%           February 12, 2010        June 30, 2012
           Class B Shares                       Contractual      2.00%           February 12, 2010        June 30, 2012
           Class C Shares                       Contractual      2.00%           February 12, 2010        June 30, 2012
           Class Y Shares                       Contractual      1.00%           February 12, 2010        June 30, 2012

Invesco Van Kampen American Value Fund*
           Class A Shares                       Contractual      1.41%           February 12, 2010        June 30, 2012
           Class B Shares                       Contractual      1.65%(8)            May 23, 2011         June 30, 2012
           Class C Shares                       Contractual      2.16%           February 12, 2010        June 30, 2012
           Class R Shares                       Contractual      1.66%           February 12, 2010        June 30, 2012
           Class Y Shares                       Contractual      1.16%           February 12, 2010        June 30, 2012
           Institutional Class Shares           Contractual      1.16%           February 12, 2010        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Van Kampen Comstock Fund*
           Class A Shares                       Contractual      0.89%           February 12, 2010        June 30, 2012
           Class B Shares                       Contractual      1.64%           February 12, 2010        June 30, 2012
           Class C Shares                       Contractual      1.64%           February 12, 2010        June 30, 2012
           Class R Shares                       Contractual      1.14%           February 12, 2010        June 30, 2012
           Class Y Shares                       Contractual      0.64%           February 12, 2010        June 30, 2012
           Institutional Class Shares           Contractual      0.64%           February 12, 2010        June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund*
           Class A Shares                       Contractual      1.40%           February 12, 2010        June 30, 2012
           Class B Shares                       Contractual      2.15%           February 12, 2010        June 30, 2012
           Class C Shares                       Contractual      2.15%           February 12, 2010        June 30, 2012
           Class R Shares                       Contractual      1.65%           February 12, 2010        June 30, 2012
           Class Y Shares                       Contractual      1.15%           February 12, 2010        June 30, 2012
           Institutional Class Shares           Contractual      1.15%           February 12, 2010        June 30, 2012

Invesco Van Kampen Small Cap Value Fund*
           Class A Shares                       Contractual      1.03%              May 23, 2011          June 30, 2012
           Class B Shares                       Contractual      1.40%(8)            May 23, 2011         June 30, 2012
           Class C Shares                       Contractual      1.78%              May 23, 2011          June 30, 2012
           Class Y Shares                       Contractual      0.78%              May 23, 2011          June 30, 2012


Van Kampen Value Opportunities Fund*
           Class A Shares                       Contractual      1.41%           February 12, 2010        June 30, 2012
           Class B Shares                       Contractual      2.16%           February 12, 2010        June 30, 2012
           Class C Shares                       Contractual      2.16%           February 12, 2010        June 30, 2012
           Class R Shares                       Contractual      1.66%              May 23, 2011          June 30, 2012
           Class Y Shares                       Contractual      1.16%           February 12, 2010        June 30, 2012
           Institutional Class Shares           Contractual      1.16%              May 23, 2011          June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco High Income Municipal Fund
           Class A Shares                        Voluntary       0.85%             July 1, 2011                N/A(9)
           Class B Shares                        Voluntary       1.60%             July 1, 2011                N/A(9)
           Class C Shares                        Voluntary       1.60%             July 1, 2011                N/A(9)
           Class Y Shares                        Voluntary       0.60%             July 1, 2011                N/A(9)
           Institutional Class Shares            Voluntary       0.60%             July 1, 2011                N/A(9)

Invesco Van Kampen High Yield Municipal
Fund*
           Class A Shares                       Contractual      0.87%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.62%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.62%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.62%          February 12, 2010         June 30, 2012

Invesco Van Kampen Intermediate Term
Municipal Income Fund*
           Class A Shares                       Contractual      0.75%             June 6, 2011           June 30, 2013
           Class B Shares                       Contractual      1.50%             June 6, 2011           June 30, 2013
           Class C Shares                       Contractual      1.50%             June 6, 2011           June 30, 2013
           Class Y Shares                       Contractual      0.50%             June 6, 2011           June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Invesco Van Kampen Municipal Income Fund*
           Class A Shares                       Contractual      0.83%             June 6, 2011           June 30, 2013
           Class B Shares                       Contractual      1.58%             June 6, 2011           June 30, 2013
           Class C Shares                       Contractual      1.58%             June 6, 2011           June 30, 2013
           Class Y Shares                       Contractual      0.58%             June 6, 2011           June 30, 2013

Invesco Van Kampen New York Tax Free
Income Fund*
           Class A Shares                       Contractual      0.78%          February 12, 2010         June 30, 2012
           Class B Shares                       Contractual      1.53%          February 12, 2010         June 30, 2012
           Class C Shares                       Contractual      1.53%          February 12, 2010         June 30, 2012
           Class Y Shares                       Contractual      0.53%          February 12, 2010         June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(6) In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                             as of July 18, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                                CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF CURRENT      EXPIRATION
FUND                                             VOLUNTARY     LIMITATION             LIMIT                   DATE
---------------------------------------------   ------------   ----------   -------------------------   -----------------
Government & Agency Portfolio
     Cash Management Class                      Contractual       0.22%(2)         July 1, 2009         December 31, 2011
     Corporate Class                            Contractual       0.17%            July 1, 2009         December 31, 2011
     Institutional Class                        Contractual       0.14%            July 1, 2009         December 31, 2011
     Personal Investment Class                  Contractual       0.69%(2)         July 1, 2009         December 31, 2011
     Private Investment Class                   Contractual       0.44%(2)         July 1, 2009         December 31, 2011
     Reserve Class                              Contractual       1.01%(2)         July 1, 2009         December 31, 2011
     Resource Class                             Contractual       0.30%(2)         July 1, 2009         December 31, 2011

Government TaxAdvantage Portfolio
     Cash Management Class                      Contractual       0.22%(2)         July 1, 2009         December 31, 2011
     Corporate Class                            Contractual       0.17%            July 1, 2009         December 31, 2011
     Institutional Class                        Contractual       0.14%            July 1, 2009         December 31, 2011
     Personal Investment Class                  Contractual       0.69%(2)         July 1, 2009         December 31, 2011
     Private Investment Class                   Contractual       0.39%(2)         July 1, 2009         December 31, 2011
     Reserve Class                              Contractual       1.01%(2)         July 1, 2009         December 31, 2011
     Resource Class                             Contractual       0.30%(2)         July 1, 2009         December 31, 2011

Liquid Assets Portfolio
     Cash Management Class                      Contractual       0.22%(2)         July 1, 2009         December 31, 2011
     Corporate Class                            Contractual       0.17%            July 1, 2009         December 31, 2011
     Institutional Class                        Contractual       0.14%            July 1, 2009         December 31, 2011
     Personal Investment Class                  Contractual       0.69%(2)         July 1, 2009         December 31, 2011
     Private Investment Class                   Contractual       0.44%(2)         July 1, 2009         December 31, 2011
     Reserve Class                              Contractual       1.01%(2)         July 1, 2009         December 31, 2011
     Resource Class                             Contractual       0.34%            July 1, 2009         December 31, 2011

STIC Prime Portfolio
     Cash Management Class                      Contractual       0.22%(2)         July 1, 2009         December 31, 2011
     Corporate Class                            Contractual       0.17%            July 1, 2009         December 31, 2011
     Institutional Class                        Contractual       0.14%            July 1, 2009         December 31, 2011
     Personal Investment Class                  Contractual       0.69%(2)         July 1, 2009         December 31, 2011
     Private Investment Class                   Contractual       0.44%(2)         July 1, 2009         December 31, 2011
     Reserve Class                              Contractual       1.01%(2)         July 1, 2009         December 31, 2011
     Resource Class                             Contractual       0.30%(2)         July 1, 2009         December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class                      Contractual       0.33%(2)         July 1, 2009         December 31, 2011
     Corporate Class                            Contractual       0.28%            July 1, 2009         December 31, 2011
     Institutional Class                        Contractual       0.25%            July 1, 2009         December 31, 2011
     Personal Investment Class                  Contractual       0.80%(2)         July 1, 2009         December 31, 2011
     Private Investment Class                   Contractual       0.50%(2)         July 1, 2009         December 31, 2011
     Reserve Class                              Contractual       1.12%(2)         July 1, 2009         December 31, 2011
     Resource Class                             Contractual       0.41%(2)         July 1, 2009         December 31, 2011

Treasury Portfolio(3)
     Cash Management Class                      Contractual       0.22%(2)         July 1, 2009         December 31, 2011
     Corporate Class                            Contractual       0.17%            July 1, 2009         December 31, 2011
     Institutional Class                        Contractual       0.14%            July 1, 2009         December 31, 2011
     Personal Investment Class                  Contractual       0.69%(2)         July 1, 2009         December 31, 2011
     Private Investment Class                   Contractual       0.44%(2)         July 1, 2009         December 31, 2011
     Reserve Class                              Contractual       1.01%(2)         July 1, 2009         December 31, 2011
     Resource Class                             Contractual       0.30%(2)         July 1, 2009         December 31, 2011

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 18, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF      EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT           DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
     Series I Shares                                Contractual           0.70%      December 22, 2010    June 30, 2013

     Series II Shares                               Contractual           0.95%      December 22, 2010    June 30, 2013

Invesco V.I. Basic Value Fund
     Series I Shares                                Contractual           1.30%       January 1, 2005    April 30, 2012

     Series II Shares                               Contractual           1.45%       January 1, 2005    April 30, 2012

Invesco V.I. Capital Appreciation Fund
     Series I Shares                                Contractual           1.30%       January 1, 2005    April 30, 2012

     Series II Shares                               Contractual           1.45%       January 1, 2005    April 30, 2012

Invesco V.I. Capital Development Fund
     Series I Shares                                Contractual           1.30%       January 1, 2005     June 30, 2012

     Series II Shares                               Contractual           1.45%       January 1, 2005     June 30, 2012

Invesco V.I. Core Equity Fund
     Series I Shares                                Contractual           1.30%       January 1, 2005    April 30, 2012

     Series II Shares                               Contractual           1.45%       January 1, 2005    April 30, 2012

Invesco V.I. Diversified Income Fund
     Series I Shares                                Contractual           0.75%        July 1, 2005      April 30, 2012

     Series II Shares                               Contractual           1.00%        July 1, 2005      April 30, 2012

Invesco V.I. Dividend Growth Fund*
     Series I Shares                                Contractual           0.67%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           0.92%      February 12, 2010    June 30, 2012

Invesco V.I. Global Health Care Fund
     Series I Shares                                Contractual           1.30%       April 30, 2004     April 30, 2012

     Series II Shares                               Contractual           1.45%       April 30, 2004     April 30, 2012

Invesco V.I. Global Real Estate Fund
     Series I Shares                                Contractual           1.30%       April 30, 2004     April 30, 2012

     Series II Shares                               Contractual           1.45%       April 30, 2004     April 30, 2012

Invesco V.I. Government Securities Fund
     Series I Shares                                Contractual           0.60%         May 2, 2011       June 30, 2012

     Series II Shares                               Contractual           0.85%         May 2, 2011       June 30, 2012

--------------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 18, 2011


                                                    CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF      EXPIRATION
FUND                                                 VOLUNTARY       LIMITATION       CURRENT LIMIT           DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco V.I. High Yield Fund
     Series II Shares                               Contractual           0.80%         May 2, 2011       June 30, 2013

     Series II Shares                               Contractual           1.05%         May 2, 2011       June 30, 2013

Invesco V.I. High Yield Securities Fund*
     Series I Shares                                Contractual           1.75%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           2.00%      February 12, 2010    June 30, 2012

Invesco V.I. International Growth Fund
     Series I Shares                                Contractual           1.11%         May 2, 2011       June 30, 2012

     Series II Shares                               Contractual           1.36%         May 2, 2011       June 30, 2012

Invesco V.I. Leisure Fund
     Series I Shares                                Contractual           1.01%       April 30, 2004     April 30, 2012

     Series II Shares                               Contractual           1.26%       April 30, 2004     April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                                Contractual           1.30%     September 10, 2001   April 30, 2012

     Series II Shares                               Contractual           1.45%     September 10, 2001   April 30, 2012

Invesco V.I. Money Market Fund
     Series I Shares                                Contractual           1.30%       January 1, 2005    April 30, 2012

     Series II Shares                               Contractual           1.45%       January 1, 2005    April 30, 2012

Invesco V.I. S&P 500 Index Fund*
     Series I Shares                                Contractual           0.28%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           0.53%      February 12, 2010    June 30, 2012

Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund*
     Series I Shares                                Contractual           0.37%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           0.62%      February 12, 2010    June 30, 2012

Invesco V.I. Small Cap Equity Fund
     Series I Shares                                Contractual           1.15%        July 1, 2005      April 30, 2012

     Series II Shares                               Contractual           1.40%        July 1, 2005      April 30, 2012

Invesco V.I. Technology Fund
     Series I Shares                                Contractual           1.30%       April 30, 2004     April 30, 2012

     Series II Shares                               Contractual           1.45%       April 30, 2004     April 30, 2012

Invesco V.I. Utilities Fund
     Series I Shares                                Contractual           0.93%     September 23, 2005   April 30, 2012

     Series II Shares                               Contractual           1.18%     September 23, 2005   April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund*
     Series I Shares                                Contractual           0.84%      February 12, 2010    June 30, 2012

                                                             as of July 18, 2011

                                                    CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF      EXPIRATION
FUND                                                 VOLUNTARY       LIMITATION       CURRENT LIMIT           DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
     Series II Shares                               Contractual           1.09%      February 12, 2010    June 30, 2012

Invesco Van Kampen V.I. Comstock Fund*
     Series I Shares                                Contractual           0.62%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           0.87%      February 12, 2010    June 30, 2012

Invesco Van Kampen V.I. Equity and Income Fund*
     Series I Shares                                Contractual           0.70%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           0.75%(2)   February 12, 2010    June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund*
     Series I Shares                                Contractual           0.94%         May 2, 2011       June 30, 2012

     Series II Shares                               Contractual           1.19%         May 2, 2011       June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund*
     Series I Shares                                Contractual           0.62%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           0.87%      February 12, 2010    June 30, 2012

Invesco Van Kampen V.I. Mid Cap Growth Fund*
     Series I Shares                                Contractual           1.01%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           1.26%      February 12, 2010    June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund*
     Series I Shares                                Contractual           1.18%      February 12, 2010    June 30, 2012

     Series II Shares                               Contractual           1.28%(2)   February 12, 2010    June 30, 2012

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                             as of July 18, 2011

                         EXHIBIT "D" - CLOSED-END FUNDS(1)

                INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco California Insured Municipal
Income Trust                                         Contractual        0.67%          June 1, 2010      June 30, 2012

                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco California Quality Municipal Securities      Contractual       0.70%           June 1, 2010      June 30, 2012

                          INVESCO HIGH YIELD FUND, INC.

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco High Yield Investment Funds, Inc.            Contractual       0.98%          June 1, 2010       June 30, 2012

                 INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Insured California Municipal Securities       Contractual       0.70%          June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY       LIMITATION      CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Insured Municipal Bond Trust                 Contractual         1.00%        June 1, 2010       June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION      CURRENT LIMIT           DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Insured Municipal Income Trust               Contractual        0.64%         June 1, 2010       June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION      CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Insured Municipal Securities                 Contractual        0.54%         June 1, 2010       June 30, 2012

                                                             as of July 18, 2011

                        INVESCO INSURED MUNICIPAL TRUST

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Insured Municipal Trust                      Contractual       0.66%          June 1, 2010       June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                 VOLUNTARY       LIMITATION      CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Municipal Income Opportunities Trust         Contractual        0.73%          June 1, 2010      June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION      CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Municipal Income Opportunities Trust II      Contractual        0.73%          June 1, 2010      June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Municipal Income Opportunities Trust III     Contractual        0.84%          June 1, 2010      June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Municipal Premium Income Trust                Contractual      1.03%          June 1, 2010       June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT          DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco New York Quality Municipal Securities        Contractual        0.80%         June 1, 2010       June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Prime Income Trust                           Contractual        1.32%          June 1, 2010      June 30, 2012

                                                             as of July 18, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Quality Municipal Income Trust                Contractual       0.70%          June 1, 2010      June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Quality Municipal Investment Trust            Contractual       0.70%          June 1, 2010      June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                                     CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
--------------------------------------------------  --------------  -------------  -------------------  ---------------
Invesco Quality Municipal Securities                  Contractual       0.66%         June 1, 2010       June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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